FORUM FUNDS
                                EQUITY INDEX FUND

                        Supplement Dated January 29, 2003
                      to Prospectus Dated January 30, 2002

Effective January 30, 2003, Forum Funds (the "Trust") will cease publicly offering shares of Equity Index Fund (the "Fund"), a series of the Trust. The Board of Trustees of the Trust is also considering initiating measures to close the Fund.